Second Quarter 2023 August 10, 2023 Investor Presentation

2 Company Overview ACIC is a specialty underwriter of catastrophe exposed property insurance. American Coastal Insurance Corp. (Nasdaq: ACIC - effective 8.15.2023) is the insurance holding company for two P&C carriers: American Coastal Insurance Company (AmCoastal) and Interboro Insurance Company (IIC) along with other operating affiliates. AmCoastal has the #1 market share of commercial residential property insurance (commercial lines) in Florida with roughly 4,600 policies and $617 million of premium in-force. IIC’s homeowners & fire insurance products (personal lines) are written exclusively in New York with approximately 15,800 policies and $33 million of premium in-force. ACIC as of June 30, 2023 Total Assets: $1.44 billion Total Equity: $106.5 million Annualized Revenue: $339.2 million Employees: 84 Headquarters: St. Petersburg, FL Credit Rating: BB+ (Kroll) Specialty Commercial Property Specialty Homeowners

3 Executive Summary • Q2-23 Results • Non-GAAP Core Income of $28.4m ($0.65) increased $20.0m (236%) from $8.5m ($0.20) y/y excluding discontinued operations. • Net income from continuing operations of $22.6m ($0.52) improved from $5.8m ($0.14) last year driven by strong underwriting performance in commercial lines. Our combined ratio of 67.7% improved from 76.9% in the same period last year. • Gross premiums earned of $158.2m grew $28.7m (+22%) due to improving rate adequacy in commercial lines. • Current year catastrophe losses of $6.5m were mostly offset by favorable prior year reserve development of $5.2m in the current quarter. • Investment losses of -$5.2m (-$0.12) net of tax were incurred due to the sale of fixed maturity investments required to fund loss and reinsurance payment obligations during the period but are not expected to recur. • Stockholders’ equity attributable to ACIC as of June 30, 2023, increased to $106.5m or $2.45 per share and $2.94 per share excluding unrealized losses in accumulated other comprehensive income. • Other Highlights • Successfully completed our 6/1/23 catastrophe reinsurance programs for AmCoastal & IIC. AmCoastal’s retention is $10m and UPC Re has a maximum retention of $2.25m if AmCoastal’s Layer 1 is exhausted. IIC’s is $3m per occurrence and UPC Re has no exposure to IIC’s program. • Our name changed from United Insurance Holdings Corp. (Nasdaq: UIHC) to American Coastal Insurance Corp. with our new ticker symbol (Nasdaq: ACIC) becoming effective on August 15, 2023.

4 2Q-23 Summary Results A combined ratio of 67.7% combined with premium growth fueled significant improvements y/y. ¹ 2022 amounts recast for discontinued operations. $ in thousands, except per share amounts Q2-23 Q2-22 ¹ Change 2023 2022 ¹ Change Net income (loss) 18,247$ (69,029)$ n/m 279,125$ (102,201)$ n/m per diluted share (EPS) 0.42$ (1.60)$ 6.39$ (2.37)$ Reconciliation to core income (loss), net of tax: Investment gains (losses) (5,201)$ (1,950)$ (4,892)$ (2,529)$ Amortization of intangible assets (641)$ (641)$ (1,282)$ (1,283)$ Gain (loss) from discontinued operations (4,358)$ (74,899)$ 224,851$ (107,883)$ Total adjustments (10,200)$ (77,490)$ 218,677$ (111,694)$ Core income (loss) 28,447$ 8,461$ 236.2% 60,449$ 9,494$ 536.7% per diluted share (CEPS) 0.65$ 0.20$ 1.38$ 0.22$ Net loss & LAE ratio 25.1% 21.7% 21.9% 33.0% Net expense ratio 42.6% 55.2% 43.0% 55.3% Combined ratio 67.7% 76.9% (9.2) pts 64.9% 88.3% (23.4) pts Less: Net current year catastrophe loss & LAE 7.9% -3.3% 5.4% 2.8% Less: Net (favorable) unfavorable reserve development -6.2% -6.0% -4.9% -5.7% Underlying combined ratio 66.0% 86.2% (20.2) pts 64.4% 91.2% (26.8) pts

5 2Q-23 Detailed Results Investment losses and higher catastrophe loss & reinsurance costs were overcome by top line growth. ¹ 2022 amounts recast for discontinued operations. $ in millions Q2-23 Q2-22 ¹ Change % Chg Gross Premiums Earned 158.2$ 129.5$ 28.7 22.2% Ceded Premiums Earned (75.0) (65.0) (10.0) 15.4% Net Premiums Earned 83.2 64.5 18.7 29.0% Investment & Other Income (4.0) 1.8 (5.8) -322.2% Unrealized G(L) on Equities 0.1 (2.4) 2.5 -104.2% Total Revenue 79.3 63.9 15.4 24.1% Underlying Loss & LAE 19.5 19.9 (0.4) -2.0% Current year CAT Loss & LAE 6.5 (2.1) 8.7 -414.3% Prior year development (F)/U (5.2) (3.8) (1.4) 36.8% Net Loss & LAE 20.9 14.0 6.9 49.3% Operating Expense 35.4 35.6 (0.2) -0.6% Total Expenses (excluding interest) 56.3 49.6 6.7 13.5% Earnings from continuing operations before tax 21.1$ 12.2$ 8.9$ 70.1% Net income from continuing operations 22.6$ 5.8$ 16.8$ 289.7% Net Loss Ratio 25.1% 21.7% 3.4 pts Net Expense Ratio 42.6% 55.2% -12.6 pts Combined Ratio 67.7% 76.9% -9.2 pts Less: Current year catastrophe loss & LAE 7.9% -3.3% 11.2 pts Less: Prior year reserve development (F)/U -6.2% -6.0% -0.2 pts Underlying Combined Ratio 66.0% 86.2% -20.2 pts YTD 6.30.23 Prior YTD ¹ Change % Chg 302.7$ 252.2$ 50.5 20.0% (132.2) (129.9) (2.2) 1.7% 170.5 122.3 48.2 39.4% (1.5) 3.2 (4.7) -146.9% 0.6 (3.2) 3.8 -118.8% 169.6 122.3 47.3 38.7% 36.5 43.9 (7.4) -16.9% 9.2 3.4 5.8 170.6% (8.3) (6.9) (1.5) 21.7% 37.3 40.3 (3.0) -7.4% 73.3 67.7 5.8 8.6% 110.7 108.0 2.5 2.3% 54.9$ 11.2$ 43.7$ 390.2% 54.3$ 5.6$ 48.7$ 869.6% 21.9% 33.0% -11.1 pts 43.0% 55.3% -12.3 pts 64.9% 88.3% -23.4 pts 5.4% 2.8% 2.6 pts -4.9% -5.7% 0.8 pts 64.4% 91.2% -26.8 pts

6 2Q-23 Segment Results Corrections made to discontinued operations impacted PL servicing revenue & expense QTD & YTD. CL – Commercial lines PL – Personal lines $ in millions CL PL Other Total CL PL Other Total Gross Premiums Earned 145.8$ 12.4$ -$ 158.2$ 277.8$ 24.8$ -$ 302.7$ Ceded Premiums Earned (71.8) (3.2) - (75.0) (125.2) (7.0) - (132.2) Net Premiums Earned 74.0 9.2 - 83.2 152.6 17.8 - 170.5 Investment & other revenue (4.9) 0.9 - (4.0) (3.1) 1.6 - (1.5) Unrealized G(L) on Equities 0.1 0.0 - 0.1 0.6 0.0 - 0.6 Total Revenue 69.3 10.0 - 79.3 150.1 19.4 - 169.6 Underlying Loss & LAE 15.3 4.2 - 19.5 29.9 6.5 - 36.5 Current year CAT Loss & LAE 6.2 0.3 - 6.5 8.3 0.9 - 9.2 Prior year development (5.3) 0.2 - (5.2) (8.1) (0.2) - (8.3) Total Loss 16.2 4.7 - 20.9 30.1 7.2 - 37.3 Operating & Interest Expense 27.7 7.4 3.0 38.1 55.8 17.1 6.0 78.8 Total Expenses 43.9 12.1 3.0 59.0 85.8 24.3 6.0 116.1 Other income (loss) - 0.8 - 0.8 - 1.6 (0.2) 1.4 Income (Loss) before tax 25.4$ (1.3)$ (3.0)$ 21.1 64.3$ (3.2)$ (6.2)$ 54.9 Three Months Ended Jun 30, 2023 Six Months Ended Jun 30, 2023

7 Discontinued Operations Recast During the second quarter of 2023, the Company determined that it should have also included the servicing portion of our personal lines business specifically related to our former affiliate, United Property & Casualty Insurance Company (UPC) in discontinued operations. The presentation of discontinued operations requires a recast of all prior periods impacted by the change that are part of the Company’s consolidated financial statements. The net impact resulted in approximately $1.1m moving from discontinued to continuing operations for 1Q-2023 but it had no effect on net income or book value. 1Q-23 1Q-23 $ in millions recast reported Change % Chg Gross Premiums Earned 144.5$ 144.5$ - 0.0% Ceded Premiums Earned (57.2) (57.2) - 0.0% Net Premiums Earned 87.3 87.3 - 0.0% Investment & Other Income 2.5 16.2 (13.7) -84.6% Unrealized G(L) on Equities 0.5 0.5 - 0.0% Total Revenue 90.3 104.0 (13.7) -13.2% Underlying Loss & LAE 17.0 19.2 (2.2) -11.5% Current year CAT Loss & LAE 2.6 3.1 (0.5) -16.1% Prior year development (F)/U (3.2) (3.2) - 0.0% Net Loss & LAE 16.4 19.1 (2.7) -14.1% Operating & Interest Expense 40.7 45.1 (4.5) -10.0% Total Expenses 57.1 64.2 (7.1) -11.1% Income before income taxes 33.3 39.8 (6.6) -16.6% Provision for income taxes 2.2 9.9 (7.7) -77.8% Net income from continuing operations 31.7$ 30.6$ 1.1$ -3.6% Gain (loss) from discontinued operations 229.2$ 230.3$ (1.1)$ -0.5% Net income (loss) 260.9$ 260.9$ (0.0)$ 0.0% Net Loss Ratio 18.8% 21.9% -3.1 pts Net Expense Ratio 46.6% 51.7% -5 pts Combined Ratio 65.3% 73.6% -8.4 pts Less: Current year catastrophe loss & LAE 3.0% 3.5% -0.5 pts Less: Prior year reserve development (F)/U -3.6% -3.6% 0 pts Underlying Combined Ratio 66.0% 73.7% -7.8 pts

8 2Q-23 Balance Sheet Highlights Quota share reinsurance increased from 10% to 40% at 6.1.23 to improve risk-based capital but it will reduce future underwriting profitability through 5.31.24. Jun. 30, Mar. 31, ($ in thousands, except per share amounts) 2023 2023 % Variance Selected Balance Sheet Data Cash & investments 241,714$ 372,721$ -35.1% Unpaid loss & LAE reserves 534,676$ 748,365$ -28.6% Financial debt 148,521$ 148,438$ 0.1% Accumulated other comprehensive income (loss) (21,072)$ (25,629)$ -17.8% Stockholders' equity attributable to ACIC 106,462$ 83,488$ 27.5% Total capital 254,983$ 231,926$ 9.9% Leverage Ratios Debt-to-total capital 58.2% 64.0% -9.0% Net premiums earned-to-stockholders' equity (annualized) 320.3% 418.4% -23.4% Per Share Data Common shares outstanding 43,406,486 43,274,359 0.3% Book value per common share 2.45$ 1.93$ 27.2% Underlying book value per common share 2.94$ 2.52$ 16.5% Tangible book value per common share 0.83$ 0.28$ 193.7% Underlying tangible book value per common share 1.32$ 0.87$ 50.4%

9 2023-24 Core Catastrophe Reinsurance - AmCoastal UPC Re’s participation could increase our retention from $10m to $12.3m if Layer 1 is exhausted.

10 2023-24 Catastrophe Reinsurance - IIC IIC maintained its $3m occurrence retention and UPC Re did not participate on IIC’s program.

11 Cautionary Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report in Form 10-K for the year ended December 31, 2021 and 2022 and our Form 10-Q for the periods ending March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, and June 30, 2023. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See our earnings release, Form 10-K ,and Form 10-Q for further information regarding these non-GAAP financial measures.